THE GABELLI UTILITIES FUND
                            One Corporate Center
                          Rye, New York 10580-1434
                 Telephone: 1-800-GABELLI (1-800-422-3554)
                           http://www.gabelli.com

                                 PROSPECTUS
                              August 30, 1999

                              Class AAA Shares

          This Prospectus contains important information about the Fund. Please read it before investing and keep it for future reference.


=============================================================================

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

=============================================================================



                             TABLE OF CONTENTS

                                                                     PAGE

INVESTMENT SUMMARY.....................................................1
INVESTMENT AND RISK INFORMATION........................................1
MANAGEMENT OF THE FUND.................................................6
PURCHASING, SELLING AND EXCHANGING SHARES..............................7
PRICING OF FUND SHARES.................................................8
DIVIDENDS AND DISTRIBUTIONS............................................8
TAX INFORMATION........................................................8
FINANCIAL HIGHLIGHTS...................................................9




                             INVESTMENT SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli Utilities Fund (the "Fund"), seeks to provide a high level of total return through a combination of capital appreciation and current income. Capital is the amount of money you invest in the Fund. Income is the amount of money that you earn annually on your invested capital.

PRINCIPAL INVESTMENT STRATEGIES:

At least 65% of the Fund's assets will be invested in common stocks of companies that meet two requirements. First, the companies must be involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and Internet (collectively, "Utility Companies"). Second, the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), must believe that the securities either have the potential to achieve current income or are undervalued and have the potential to achieve capital appreciation. The Adviser will emphasize quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risks that its portfolio companies will reduce or eliminate the dividend rate on the securities held by the Fund, that the price of the Fund's portfolio securities will decline or that the Adviser's judgment regarding the traditional utilities and telecommunications sectors of the utilities industry proves to be incorrect. As a consequence of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

WHO MAY WANT TO INVEST:

The Shares offered herein are offered only to investors who acquire them directly through the Fund's distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:


               o      you are a long-term investor
               o      you seek growth of capital as well as current income
               o you wish to include an income strategy as a portion of your overall investments
               o you believe that the utilities industry can generate growth of capital


You may not want to invest in the Fund if:

               o      you are conservative in your investment approach
               o you seek stability of principal more than growth of capital
               o you do not believe the utilities industry has favorable growth prospects


PERFORMANCE INFORMATION:

Since the Fund did not exist before this offering, no performance bar chart or table has been presented.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees........................................................1.00%
Distribution (Rule 12b-1) Expenses.....................................0.25%
Other Expenses(1)......................................................0.50%
Total Annual Operating Expenses........................................1.75%

-----------------
(1) Based on an estimated asset size of $30 million for the current fiscal year. Actual costs may be higher or lower.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year        3 Years
                            ------        -------

                             $178           $551



                      INVESTMENT AND RISK INFORMATION

The Fund's primary investment objective is to seek a high level of total return through a combination of capital appreciation and current income. The investment objectives of the Fund may not be changed without shareholder approval.

At least 65% of the Fund's assets will be invested in securities of Utility Companies which the Adviser believes have the potential to provide either capital appreciation or current income. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends. However, the Fund intends to focus on those companies in this industry whose common stocks have the potential for capital appreciation. The Fund's performance is expected to reflect conditions affecting the utilities industry. This industry is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities, such as nuclear power facilities. These factors may change rapidly. The Adviser emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

Undervaluation of the stock of a public utility company with good intermediate and longer-term fundamentals can result from a variety of factors, such as a lack of investor recognition of:

        o      the underlying value of a company's fixed assets,
        o      the level of demand for services,
        o the underlying value of the companies within the public utilities industry,
        o      beneficial changes in interest rates,
        o      beneficial changes in the price and availability of fuel,
        o      the value of a consumer or commercial franchise,
        o changes in the economic or financial environment affecting the company,
        o      new or rapidly expanding markets,
        o technological developments or advancements affecting the company or its products,
        o changes in local and national governmental regulations, political climate or competitive conditions, or
        o changes in environmental protection or energy conservation regulations.

        The actual events that may lead to a significant increase in the value of a company's securities include:

        o      earnings surprises relative to analysts' expectations,
        o a beneficial change in the local or national governmental regulations,
        o a beneficial change in environmental protection regulations or energy conservation regulations,
        o      a merger or reorganization or recapitalization of the company,
        o      a sale of a division of the company,
        o      a tender offer (an offer to purchase investors' shares),
        o the retirement or death of a senior officer or substantial shareholder of the company, or
        o      a beneficial change in the company's dividend policy.


In selecting investments, the Adviser will look for companies that have proven dividend records and sound financial structures. The Adviser will consider factors such as (i) the market price of the issuer's common stock, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities, such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stock; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments which lose their perceived value relative to other investments.

The Fund's assets will be invested primarily in a broad range of readily marketable common stocks in the utilities industry, most of which will pay dividends. Although many of the common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of common stocks only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

The Fund's policy of concentration in companies in the utilities industry is also a fundamental policy of the Fund. Fundamental policies may not be changed without the authorization of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act"), as amended) of the Fund's outstanding shares. The Fund does not have any other fundamental policies.

The Fund may also use the following investment techniques:

        o DEFENSIVE INVESTMENTS. When opportunities for capital growth do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include preferred stocks, high-grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, short-term money market instruments such as high-quality commercial paper (rated at least "A-1" by Standard & Poor's Rating Service ("S&P") or "P-1" by Moody's Investors Service, Inc.) and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. When following a defensive strategy, the Fund may not achieve its investment objective of a high level of total return.

        o BORROWING. The Fund may not borrow money except for (i) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose (including redemptions) may not, in the aggregate, exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the foregoing, not more than 20% of the assets of the Fund may be used as collateral.

        The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information which may be obtained by calling 1-800-GABELLI (1-800-422-3554). The Fund does not currently utilize the other practices to any significant degree and does not anticipate doing so.

        Investing in the Fund involves the following risks, listed in the order of importance:

        o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

        o FUND AND MANAGEMENT RISK. The Fund's price may decline because the market favors stocks of companies from different industries over stocks of companies from the utilities industry. If the Adviser is incorrect in its assessment of the values of the securities it holds, no event occurs which surfaces value or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Fund's shares may decline.

        o INDUSTRY RISK. The Fund's investments in utility companies may be more susceptible to factors affecting those particular types of companies and may go down because of cost increases in operating expenses, high interest costs, higher inflation and reduced demand for services.

        o REGULATORY RISK. The Fund's investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by an investment company for its clients. In addition, various types of ownership restrictions are imposed by the Public Utility Holding Company Act of 1935, as amended, on energy utility companies and by the Federal Communications Commission on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund's shares as certain companies prove to be less able to meet the challenge of deregulation.


                           MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange.

As compensation for its services and the related expenses borne by the Adviser, the Fund will pay the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets.

THE PORTFOLIO MANAGER. Mr. Timothy P. O'Brien, a chartered financial analyst ("CFA"), is responsible for the day-to-day management of the Fund. Mr. O'Brien received an MBA from the Wharton School of the University of Pennsylvania in 1983. He is a graduate of the University of Massachusetts. From April 1994 through March 1999, he was employed by Eaton Vance Management. Through December 1994 he was an analyst following the utility and telecommunications sectors. From January 1, 1995 through March 1999, he was the sole portfolio manager of the Eaton Vance Utilities Fund (formerly known as the Eaton Vance Total Return Fund until December 31, 1997) over which he exercised full discretionary authority over selection of investments for the Fund.

YEAR 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer system could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the Year 2000 problem, which could lower the value of such companies' securities and negatively affect the Fund's performance.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of .25% of the Fund's average daily net assets attributable to Class AAA Shares to finance distribution of the Fund's Class AAA Shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 PURCHASING, SELLING AND EXCHANGING SHARES

Information about purchasing, selling and exchanging your shares is contained in a separate document called the Owner's Manual which has been delivered with this Prospectus. The Owner's Manual is considered an integral part of this Prospectus. The Owner's Manual also contains information about the Telephone Investment Plan, Telephone Redemption Plan, Automatic Investment Plan, Systematic Withdrawal Plan and Retirement Plans.

                           PRICING OF FUND SHARES

The net asset value per share of the Class AAA Shares is calculated on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share of the Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time. Net asset value is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believe represents fair value. The price of Fund shares for purposes of purchase and redemption will be based upon the next calculation of net asset value after the purchase or redemption order is placed.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the value of the Class AAA Shares may change on days when you are not able to purchase or redeem Class AAA Shares.

                        DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends quarterly and capital gain distributions, if any, on an annual basis. Shareholders may have dividends or capital gains distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                              TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains (i.e., gains from assets held by the Fund for more than one year) are taxable to you at long-term capital gain rates. The Fund's distributions, whether paid in cash or reinvested in Fund shares, generally will be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders generally will be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

The foregoing discussion is subject to and qualified in its entirely by the discussion in "Taxation" in the Statement of Additional Information.

                            FINANCIAL HIGHLIGHTS

The Class AAA shares of the Fund have not previously been offered and therefore do not have a previous financial history.


                        THE GABELLI UTILITIES FUND

FOR MORE INFORMATION:
For more information about the Fund, the following documents are available free upon request:

OWNERS MANUAL:
Information about purchasing, selling and exchanging shares of the Fund is included in a separate document entitled "Owner's Manual." The Owner's Manual is incorporated by reference into the Prospectus. If you have not received it, please contact the Fund a the number listed below.

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders will contain detailed information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operation and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

INQUIRIES

You may make inquiries about the Fund, or obtain a copy of the SAI, the Owner's Manual or the annual or semi-annual reports without charge, by calling 1-800-GABELLI (1-800-422-3554).

You can review and copy information about the Fund (including the SAI) at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). Such information is also available on the SEC's Internet site at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

Investment Company Act File No. 811-09397



THE GABELLI FAMILY
OF FUNDS



OWNER'S MANUAL
  AAA CLASS -
 NO-LOAD CLASS




THE INFORMATION CONTAINED IN THE OWNER'S MANUAL IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY CONSIDERED PART OF, THE PROSPECTUSES FOR THE GABELLI FAMILY OF FUNDS. THE OWNER'S MANUAL MUST BE PRECEDED OR ACCOMPANIED BY A GABELLI FUNDS PROSPECTUS.




OWNER'S MANUAL
TABLE OF CONTENTS

         PURCHASING SHARES

         3    Instructions for Opening or Adding to an Account

         4    Telephone Investment Plan

         4    Automatic Investment Plan

         4    Retirement Plans

         4    Minimum Investments

         5    Dividends and Distributions

         SELLING SHARES

         5    Instructions for Selling Shares

         5    By Bank Wire or Check via Telephone

         5    By Bank Wire or Check via Mail

         6    General Policies on Selling Shares

         6    Signature Guarantees

         6    Verifying Telephone Redemptions

         6    Redemptions Within 15 Days of Investment

         6    Refusal of Redemption Request

         6    Closing of Small Accounts

         6    Undeliverable Distribution Checks

         EXCHANGING SHARES

         7    Instructions for Exchanging Shares

         PRICING OF FUND SHARES

         7    How NAV is Calculated





PURCHASING SHARES

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

PURCHASES THROUGH BROKERS/DEALERS:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Your should state specifically which class of shares you are buying. For all other purchases directly with the Fund, follow the instructions below.

PURCHASES DIRECTLY FROM THE FUND:

All investments made by regular mail or personal delivery, whether initial or subsequent, should be sent to:

         BY REGULAR MAIL            BY OVERNIGHT DELIVERY
         ---------------            ---------------------
         The Gabelli Funds          The Gabelli Funds
         PO Box 8308                c/o BFDS Building, 6th Floor
         Boston, MA 02266-8308      Two Heritage Drive
                                    Quincy, MA 02171

For Initial Investment:
1.   Carefully read and complete the application.
2.   Make check, bank draft or money order payable to "[name of Fund]."
3.   Mail or deliver application and payment to the address above.

For Subsequent Investments:
1.   Make check, bank draft or money order payable to "[name of Fund]."
2.   Provide the exact name and number of your account.
3.   Mail or deliver payment to the address above.

BY WIRE TRANSFER

For Initial Investment:
Call 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Promptly mail the completed application to the address shown above for regular mail, and

For Initial and Subsequent Investments:
Instruct your bank to wire transfer your investment to:

     STATE STREET BANK AND TRUST COMPANY
     ABA #011-0000-28 REF DDA# 9904-6187
     ATTN: SHAREHOLDER SERVICES
     RE: [FUND NAME]
     A/C#___________________________
     YOUR NAME ______________________
     225 FRANKLIN STREET, BOSTON, MA 02110

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.



QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE



PURCHASING SHARES (CONTINUED)


You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time upon 60 days notice to shareholders.


TELEPHONE INVESTMENT PLAN

You may purchase additional shares of the Funds by telephone as long as your bank is a member of the Automated Clearing House (ACH) system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent.

There is a minimum of $100 for each telephone investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365.

AUTOMATIC INVESTMENT PLAN

You can make automatic monthly investments in the Funds. Details about this plan can be obtained from the Distributor on a separate application by calling 1-800-GABELLI (800-422-3554).

RETIREMENT PLANS

You can invest in various types of retirement plans through the Fund. Details about these plans can be obtained from the Distributor on a separate application by calling 1-800-GABELLI (800-422-3554).


MINIMUM INVESTMENTS

You may purchase Funds through the Distributor or participating organizations, which may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.

                                           MINIMUM
                                           INITIAL            MINIMUM
    ACCOUNT TYPE                          INVESTMENT         SUBSEQUENT

    Regular (non-retirement)                $ 1,000            $   0

    Retirement (IRA)
      Traditional IRA                       $ 1,000            $   0
      Roth IRA                              $ 1,000            $   0
      Spousal IRA                           $   250            $   0
      Education IRA                         $   250            $   0

      Automatic Investment Plan             $     0            $ 100

      Telephone Investment Plan             $   100            $ 100


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted. Your purchase of shares will be effective on the same business day if the Fund's transfer agent receives your order by 4:00 p.m. (12 noon for a money market fund), and receives Federal funds by 4:00 p.m., eastern time. Otherwise, your purchase will be effective on the next business day. (See "Pricing of Fund Shares.") Shares are held on account for you unless you specify in writing that you would like to receive a stock certificate (certificates are not available for money market funds). We can only issue a certificate for whole shares.

The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund may waive its minimum purchase requirement.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise.


SELLING SHARES

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares.

WITHDRAWING MONEY FROM YOUR INVESTMENT

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. See section on "General Policies on Selling Shares" below.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly or annual basis. You can obtain details from the Distributor.


INSTRUCTIONS FOR SELLING SHARES

The Fund accepts telephone requests for redemptions of unissued shares.

BY BANK WIRE OR CHECK VIA TELEPHONE

1. Call 1-800-GABELLI (1-800-422-3554) with your account number, the amount of the redemption and instructions as to how you wish to receive your funds.

2. If you are unable to reach the Fund by telephone, you may telecopy your redemption request to the Fund at 914-921-____.

NOTE: If you call by 4:00 p.m., eastern time, your payment will normally be wired to your bank on the following business day. (For Money Market Funds:
If you call before 12:00 noon, eastern time, your payment will be wired to your bank on that day.) If you call after that time, your payment will be wired to your bank on the next business day. If you request your wire redemption by telephone, it must be at least $1,000. Your bank may charge a fee for incoming wires.

BY BANK WIRE OR CHECK VIA MAIL

Submit a redemption request to the Fund. Redemption requests may be made by letter to the Transfer Agent. You must specify the name of the Fund, the dollar amount or number of shares you wish to redeem and the account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for most requests.


SELLING SHARES (CONTINUED)

GENERAL POLICIES ON SELLING SHARES

SIGNATURE GUARANTEES

Signature guarantees are required on redemption requests for the following:

     o  The check is not being mailed to the address on your account

     o  The check is not being made payable to the owner of the account

     o The redemption proceeds are being transferred to another person's Fund account.

A signature guarantee can be obtained from most banks and securities dealers. Notarized signatures are not considered a signature guarantee.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. If appropriate precautions have not been taken, the Fund may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT

When you have made an investment by check or through the automatic investment plan, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

REDEMPTION IN KIND

The Fund reserves the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account (other than an IRA) falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE DISTRIBUTION CHECKS

If distribution checks (1) are returned and marked as "undeliverable" or
(2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund at the then current net asset value.


QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE


EXCHANGING SHARES

You can exchange your shares in one Fund for shares of the same class of another Fund managed by Gabelli Funds, LLC, or its affiliates, usually without paying additional sales charges (see "Notes" below).

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable transactions.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to The Gabelli Funds, PO Box 8308, Boston, MA 02266-8308 or by calling 1-800-GABELLI
(1-800-422-3554).

Please provide the following information:

      o  Your name and telephone number

      o  The exact name on your account and account number

      o Taxpayer identification number (usually your Social Security number)

      o  Dollar value or number of shares to be exchanged

      o  The names of the Funds from/into which the exchange is to be made

See "Selling Shares" for important information about telephone transactions.

NOTES ON EXCHANGES

      o When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

      o The registration and tax identification numbers of the two accounts must be identical.

      o This exchange privilege may be changed or eliminated at any time upon a 60-day notice to shareholders.

      o Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.


PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                   NAV =

                         TOTAL ASSETS - LIABILITIES
                         --------------------------
                              Number of Shares
                                Outstanding


You can find the Fund's NAV daily in the Wall Street Journal and other newspapers, or by calling 1-800-GABELLI (800-422-3554).

A Fund's net asset value, or NAV, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m., eastern time, on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

Fund securities are valued as of the close of trading on the primary exchange on which they trade. Fund securities are generally valued at current market prices. If market quotations are not available, prices will be based on the average of the latest bid and asked quotations for such securities prior to the valuation time, or the latest bid price if asked prices are not available. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, which the Board of Directors believes represents fair value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a Fund does not compute its NAV. This could cause the value of a Fund's portfolio investments to be affected on days when you cannot buy or sell shares.




                         THE GABELLI UTILITIES FUND
                            One Corporate Center
                          Rye, New York 10580-1434
                 Telephone: 1-800-GABELLI (1-800-422-3554)
                           http://www.gabelli.com

                                 PROSPECTUS
                              _________, 1999

                               Class A Shares
                               Class B Shares
                               Class C Shares

          This Prospectus contains important information about the Fund. Please read it before investing and keep it for future reference.


============================================================================

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

============================================================================




                             TABLE OF CONTENTS

                                                                   Page

INVESTMENT SUMMARY....................................................1
INVESTMENT AND RISK INFORMATION.......................................3
MANAGEMENT OF THE FUND................................................7
CLASSES OF SHARES.....................................................8
PURCHASE OF SHARES...................................................14
REDEMPTION OF SHARES.................................................15
EXCHANGES OF SHARES..................................................17
PRICING OF FUND SHARES...............................................18
DIVIDENDS AND DISTRIBUTIONS..........................................18
TAX INFORMATION......................................................18
FINANCIAL HIGHLIGHTS.................................................19




                             INVESTMENT SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli Utilities Fund (the "Fund"), seeks to provide a high level of total return through a combination of capital appreciation and current income. Capital is the amount of money you invest in the Fund. Income is the amount of money that you earn annually on your invested capital.

PRINCIPAL INVESTMENT STRATEGIES:

At least 65% of the Fund's assets will be invested in common stocks of companies that meet two requirements. First, the companies must be involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and Internet (collectively, "Utility Companies"). Second, the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), must believe that the securities either have the potential to achieve current income or are undervalued and have the potential to achieve capital appreciation. The Adviser will emphasize quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. The Fund is also subject to the risks that its portfolio companies will reduce or eliminate the dividend rate on the securities held by the Fund, that the price of the Fund's portfolio securities will decline or that the Adviser's judgment regarding the traditional utilities and telecommunications sectors of the utilities industry proves to be incorrect. As a consequence of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

WHO MAY WANT TO INVEST:

The Fund may appeal to you if:

               o      you are a long-term investor
               o      you seek growth of capital as well as current income
               o you wish to include an income strategy as a portion of your overall investments
               o you believe that the utilities industry can generate growth of capital


You may not want to invest in the Fund if:

               o      you are conservative in your investment approach
               o you seek stability of principal more than growth of capital
               o you do not believe the utilities industry has favorable growth prospects

PERFORMANCE INFORMATION:

Since the Fund did not exist before this offering, no performance bar chart or table has been presented.

FEES AND EXPENSES OF THE FUND:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                     Class A       Class B        Class C
                                                     Shares         Shares         Shares
                                                     -------       -------        -------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a
percentage of offering price)                        5.75%(1)       None           None
Maximum Deferred Sales Charge (Load) (as a
percentage of redemption price*)                        (2)         5.00%(3)       1.00%(3)

Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets):
Management Fees                                       1.00%         1.00%          1.00%
Distribution and Service (Rule 12b-1) Fees            0.25%         1.00%          1.00%
Other Expenses(4)                                     0.50%         0.50%          0.50%
                                                      -----         -----          -----
Total Annual Operating Expenses                       1.75%         2.50%          2.50%
                                                      =====         =====          =====

----------------------
1       The sales charge declines as the amount invested increases.
2       If no sales charge was paid at the time of purchase, shares redeemed within 24 months of such purchase, as part of an
        investment that is greater than $2,000,000, may be subject to a maximum deferred sales charge of 1%.
3       The Fund imposes a sales charge upon redemption of B shares if you sell your shares within seventy-two months after purchase. A maximum sales charge of 1% applies to redemptions of Class C shares within twenty-four months after purchase.
4       Based on an estimated asset size of $30 million for the current fiscal year.
*       "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.



EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of the period, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 Year                   3 Years
                                           ------                   -------

Class A shares                              $743                     $1,094
--------------

Class B shares
--------------
  - assuming redemption                     $753                     $1,079
  - assuming no redemption                  $253                       $779

Class C shares
  - assuming redemption                     $353                       $779
  - assuming no redemption                  $253                       $779


                      INVESTMENT AND RISK INFORMATION

The Fund's primary investment objective is to seek a high level of total return through a combination of capital appreciation and current income. The investment objectives of the Fund may not be changed without shareholder approval.

At least 65% of the Fund's assets will be invested in securities of Utility Companies which the Adviser believes have the potential to provide either capital appreciation or current income. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends. However, the Fund intends to focus on those companies in this industry whose common stocks have the potential for capital appreciation. The Fund's performance is expected to reflect conditions affecting the utilities industry. This industry is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities, such as nuclear power facilities. These factors may change rapidly. The Adviser emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

Undervaluation of the stock of a public utility company with good intermediate and longer-term fundamentals can result from a variety of factors, such as a lack of investor recognition of:

        o      the underlying value of a company's fixed assets,
        o      the level of demand for services,
        o the underlying value of the companies within the public utilities industry,
        o      beneficial changes in interest rates,
        o      beneficial changes in the price and availability of fuel,
        o      the value of a consumer or commercial franchise,
        o changes in the economic or financial environment affecting the company,
        o      new or rapidly expanding markets,
        o technological developments or advancements affecting the company or its products,
        o changes in local and national governmental regulations, political climate or competitive conditions, or
        o changes in environmental protection or energy conservation regulations.

        The actual events that may lead to a significant increase in the value of a company's securities include:

        o      earnings surprises relative to analysts' expectations,
        o a beneficial change in the local or national governmental regulations,
        o a beneficial change in environmental protection regulations or energy conservation regulations,
        o      a merger or reorganization or recapitalization of the company,
        o      a sale of a division of the company,
        o      a tender offer (an offer to purchase investors' shares),
        o the retirement or death of a senior officer or substantial shareholder of the company, or
        o      a beneficial change in the company's dividend policy.

In selecting investments, the Adviser will look for companies that have proven dividend records and sound financial structures. The Adviser will consider factors such as (i) the market price of the issuer's common stock, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities, such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stock; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments which lose their perceived value relative to other investments.

The Fund's assets will be invested primarily in a broad range of readily marketable common stocks in the utilities industry, most of which will pay dividends. Although many of the common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of common stocks only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

The Fund's policy of concentration in companies in the utilities industry is also a fundamental policy of the Fund. Fundamental policies may not be changed without the authorization of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act"), as amended) of the Fund's outstanding shares. The Fund does not have any other fundamental policies.

The Fund may also use the following investment techniques:

        o DEFENSIVE INVESTMENTS. When opportunities for capital growth do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include preferred stocks, high-grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, short-term money market instruments such as high-quality commercial paper (rated at least "A-1" by Standard & Poor's Rating Service ("S&P") or "P-1" by Moody's Investors Service, Inc.) and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. When following a defensive strategy, the Fund may not achieve its investment objective of a high level of total return.

        o BORROWING. The Fund may not borrow money except for (i) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose (including redemptions) may not, in the aggregate, exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the foregoing, not more than 20% of the assets of the Fund may be used as collateral.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information which may be obtained by calling your broker. The Fund does not currently utilize the other practices to any significant degree and does not anticipate doing so.

Investing in the Fund involves the following risks, listed in the order of importance:

        o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

        o FUND AND MANAGEMENT RISK. The Fund's price may decline because the market favors stocks of companies from different industries over stocks of companies from the utilities industry. If the Adviser is incorrect in its assessment of the values of the securities it holds, no event occurs which surfaces value or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Fund's shares may decline.

        o INDUSTRY RISK. The Fund's investments in utility companies may be more susceptible to factors affecting those particular types of companies and may go down because of cost increases in operating expenses, high interest costs, higher inflation and reduced demand for services.

        o REGULATORY RISK. The Fund's investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by an investment company for its clients. In addition, various types of ownership restrictions are imposed by the Public Utility Holding Company Act of 1935, as amended, on energy utility companies and by the Federal Communications Commission on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund's shares as certain companies prove to be less able to meet the challenge of deregulation.


                           MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange.

As compensation for its services and the related expenses borne by the Adviser, the Fund will pay the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets.

THE PORTFOLIO MANAGER. Mr. Timothy P. O'Brien, a chartered financial analyst ("CFA"), is responsible for the day-to-day management of the Fund. Mr. O'Brien received an MBA from the Wharton School of the University of Pennsylvania in 1983. He is a graduate of the University of Massachusetts. From April 1994 through March 1999, he was employed by Eaton Vance Management. Through December 1994 he was an analyst following the utility and telecommunications sectors. From January 1, 1995 through March 1999, he was the sole portfolio manager of the Eaton Vance Utilities Fund (formerly known as the Eaton Vance Total Return Fund until December 31, 1997) over which he exercised full discretionary authority over selection of investments for the Fund.

YEAR 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer system could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the Year 2000 problem, which could lower the value of such companies' securities and negatively affect the Fund's performance.


                             CLASSES OF SHARES

Three classes of the Fund's shares are offered in this prospectus - Class A shares, Class B shares and Class C shares. The table below summarizes the differences among the classes of shares.

        o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

        o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

        o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.


-------------------------------------------------------------------------------------------
                           Class A Shares           Class B Shares      Class C Shares
-------------------------------------------------------------------------------------------

Front-End Sales Load?      Yes.  The percentage     No.                 No.
                           declines as the amount
                           invested increases.

Contingent Deferred        Yes, for shares          Yes, for shares     Yes, for shares
Sales Charge               redeemed within          redeemed within     redeemed within
                           twenty-four months       seventy-two         twenty-four months
                           after purchase as part   months after        after purchase.
                           of an investment         purchase.
                           greater than $2          Declines over
                           million if no            time.
                           front-end sales
                           charge was paid at
                           the time of purchase.

Rule 12b-1 Fee             0.25%                    1.00%               1.00%

Convertible to Another     No.                      Yes.                No.
Class?                                              Automatically
                                                    converts to Class
                                                    A shares after
                                                    approximately
                                                    ninety-six months.

Fund Expense Levels        Lower annual expenses    Higher annual       Higher annual
                           than Class B or Class C  expenses than       expenses than Class
                           shares.                  Class A shares.     A shares.

-------------------------------------------------------------------------------------------


In selecting a class of shares in which to invest, you should consider:

        o      the length of time you plan to hold the shares

        o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value

        o whether you qualify for a reduction or waiver of the Class A sales charge

        o that Class B shares convert to Class A shares approximately ninety-six months after purchase


If you...                                       then you should consider...
------------------------------------------------------------------------------------------
        o      do not qualify for a reduced   purchasing Class C shares instead of either
               or waived front-end sales      Class A shares or Class B shares
               load and intend to hold
               your shares for only a few
               years or less
-------------------------------------------------------------------------------------------
        o      do not qualify for a reduced   purchasing Class A or Class B shares instead
               or waived front-end sales      of Class C shares
               load and intend to hold your
               shares for several years
-------------------------------------------------------------------------------------------
        o      qualify for a significantly    purchasing Class A shares no matter how long
               reduced or waived front-end    you intend to hold your shares
               sales load
--------------------------------------------- ---------------------------------------------


SALES CHARGE - CLASS A SHARES. The sales charge is imposed on Class A at the time of purchase shares in accordance with the following schedule:



                              Sales Charge      Sales Charge         Reallowance
                               as % of the         as % of               to
Amount of Investment         Offering Price*   Amount Invested     Broker-Dealers
--------------------         ---------------   ---------------     --------------

Under $50,000                    5.75%               6.10%              5.00%
$50,000 but under $100,000       4.50%               4.71%              3.75%
$100,000 but under $250,000      3.50%               3.62%              2.75%
$250,000 but under $500,000      2.50%               2.56%              2.00%
$500,000 but under $1 million    2.00%               2.04%              1.75%
$1 million but under $2 million  1.00%               1.01%              1.00%
$2 million or more               0.00%               0.00%              1.00%

*  Front-end sales load


SALES CHARGE REDUCTIONS AND WAIVERS - CLASS A SHARES

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and
(2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

1. Volume Discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A shares you already hold in the Fund and other funds advised by Gabelli Funds, LLC or its affiliates along with the value of the Class A shares being purchased to qualify for a reduced sales charge. For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.

2. Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter of Intent to the Distributor, you may make purchases of Class A shares of the Fund during a 13- month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your letter of intent. For more information on the Letter of Intent, call your broker.

3. Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 30 days of the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's distributor when they first satisfy these requirements); (6) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm.

CONTINGENT DEFERRED SALES CHARGES.  You will pay a CDSC when you redeem:

        o Class A shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no front-end sales charge was paid at the time of purchase.

        o Class B shares within approximately seventy-two months of buying them.

        o Class C shares within approximately twenty-four months of buying them.

The CDSC payable upon redemption of Class A shares and Class C shares in the circumstances described above is 1%. The CDSC schedule for Class B shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.


                                                           CLASS B SHARES
Years Since Purchase                                            CDSC
--------------------                                            ----
First                                                          5.00%
Second                                                         4.00%
Third                                                          3.00%
Fourth                                                         3.00%
Fifth                                                          2.00%
Sixth                                                          1.00%
Seventh and thereafter                                         0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents:

        o      reinvestment of dividends or capital gains distributions
        o      capital appreciation of shares redeemed

When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

        o redemptions and distributions from retirement plans made after the death or disability of a shareholder

        o minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2

        o      involuntary redemptions made by the Fund

        o a distribution from a tax-deferred retirement plan after your retirement

        o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE - CLASS B SHARES

        o Class B shares automatically convert to Class A shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

        o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

        o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

        o If you exchange Class B shares of one fund for Class B shares of another fund, your holding period will be calculated from the time of your original purchase of Class B shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

        o The dollar value of Class A shares you receive will equal the dollar value of the B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") for each of its classes of shares. Under the Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

For the classes covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:


                        Class A              Class B               Class C
                        -------              -------               -------
Service Fees            0.25%                0.25%                 0.25%
Distribution Fees       None                 0.75%                 0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C shares than for Class A shares, Class B and Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                             PURCHASE OF SHARES

You can purchase the Fund's shares on any day the New York Stock Exchange, Inc. ("NYSE") is open for trading (a "Business Day"). You may purchase shares through broker-dealers, banks and other intermediaries who have selling agreements with Gabelli & Company, the Fund's distributor. The broker-dealer, bank or other intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks or other intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

MINIMUM INVESTMENTS. Unless your broker has a different minimum, your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments.

SHARE PRICE. The Fund sells its shares at the "net asset value" next determined after the Fund receives your completed subscription order form and your payment in Federal funds, subject to a sales charge in the case of Class A shares. See "Pricing of Fund Shares" for a description of the calculation of the net asset value and "Classes of Shares - Sales Charge - Class A Shares" for a description of the sales charges.

RETIREMENT PLANS. The minimum initial investments for all retirement plans is $250. The minimum for all subsequent investments by retirement plans is $100. Investors with IRA plans and self-employed investors may purchase shares of the Fund through tax-deductible contributions to their existing IRA account or their retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call your broker for more details about the plan.

GENERAL. The Fund will not issue share certificates unless requested by you. The Fund reserves the right to (i) reject any purchase order if, in the opinion of Fund management, it is in the Fund's best interest to do so and (ii) suspend the offering of shares for any period of time.


                            REDEMPTION OF SHARES

You can redeem shares on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request, subject in some cases to a CDSC, as described under "Class of Shares - Contingent Deferred Sales Charges" above. See "Pricing of Fund Shares" below for a description of the calculation of net asset value.

You may redeem shares directly from the Fund through its transfer agent or through a broker-dealer.

        o THROUGH A BROKER-DEALER. You may redeem shares through a broker-dealer which will transmit a redemption order to State Street on your behalf. A redemption request received from a broker-dealer will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates to the broker-dealer endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

        o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

        o BY TELEPHONE. You may redeem your shares in a direct registered account by calling 1-800-872-5365 (617-328-5000 from outside the United States), subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone. You may be responsible for any fraudulent telephone order in your account as long as State Street or the Fund follows reasonable procedures to protect against unauthorized transactions. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares" below).

               1. Telephone Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

               2. Telephone Redemption By Wire. The Fund accepts telephone requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

        o THROUGH THE AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. If you redeem Class B or Class C shares under this plan, you must pay the applicable CDSC. Please call your broker for more information.

        o THROUGH INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 30 days to increase the value of your shares to at least $1,000.

REDEMPTION PROCEEDS. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after it receives your redemption request. If you purchased your Fund shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. While the Fund will delay the payment of the redemption proceeds until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption order.

The Fund may pay to you your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities, however, only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


                            EXCHANGES OF SHARES

You may exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through exchange call your broker. Class B and Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate they had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund.

In effecting an exchange:

        o you must meet the minimum purchase requirements for the fund whose shares you purchase through exchange.

        o if you are exchanging into Class A shares of a fund with a higher sales charge, you must pay the difference at the time of exchange.

        o      you may realize a taxable gain or loss.

        o you should read the prospectus of the fund whose shares you are purchasing (call your broker to obtain the prospectus).

        o you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail or through a broker-dealer.

        o Exchanges by Telephone. You may give exchange instructions by telephone by calling your broker. You may not exchange shares by telephone if you hold share certificates.

        o Exchanges by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. State your name, your account number, the dollar value or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the funds whose shares you wish to acquire.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                           PRICING OF FUND SHARES

The Fund's net asset value per share is calculated on each Business Day. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value is calculated separately for each class. It is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time. Net asset value is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believe represents fair value. The price of Fund shares for purposes of purchase and redemption will be based upon the next calculation of net asset value after the purchase or redemption order is placed.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the Fund's value may change on days when you are not able to purchase or redeem Fund shares.


                        DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may differ for different classes of shares. Dividends from net investment income will be paid quarterly and distributions of net realized capital gains, if any, will be paid at least annually. Shareholders may have dividends or capital gains distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


                              TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains (i.e., gains from assets held by the Fund for more than one year) are taxable to you at long-term capital gain rates. The Fund's distributions, whether paid in cash or reinvested in Fund shares, generally will be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders generally will be subject to a federal withholding tax .

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

The foregoing discussion is subject to and qualified in its entirely by the discussion in "Taxation" in the Statement of Additional Information.


                            FINANCIAL HIGHLIGHTS

The Class A, Class B and Class C shares of the Fund have not previously been offered and therefore do not have a previous financial history.


                         THE GABELLI UTILITIES FUND

FOR MORE INFORMATION:
For more information about the Fund, the following documents are available free upon request:

OWNERS MANUAL:
Information about purchasing, selling and exchanging shares of the Fund is included in a separate document entitled "Owner's Manual." The Owner's Manual is incorporated by reference into the Prospectus. If you have not received it, please contact the Fund a the number listed below.

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders will contain detailed information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operation and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

INQUIRIES

You may make inquiries about the Fund, or obtain a copy of the SAI, the Owner's Manual or the annual or semi-annual reports without charge, by calling 1-800-GABELLI (1-800-422-3554).

You can review and copy information about the Fund (including the SAI) at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). Such information is also available on the SEC's Internet site at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

Investment Company Act File No. 811-09397


                         THE GABELLI UTILITIES FUND

                    STATEMENT OF ADDITIONAL INFORMATION

                              August 30, 1999

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Utilities Fund. The SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares, Class C Shares and Class AAA Shares dated August 30, 1999. For a free copy of the Prospectuses, please contact the Fund at the address, telephone number or Internet Web site printed below.

                            One Corporate Center
                          Rye, New York 10580-1434
                  Telephone 1-800-GABELLI (1-800-422-3554)
                           HTTP://WWW.GABELLI.COM


                             TABLE OF CONTENTS

                                                                        PAGE

GENERAL INFORMATION.........................................................
INVESTMENT STRATEGIES AND RISKS.............................................
INVESTMENT RESTRICTIONS.....................................................
TRUSTEES AND OFFICERS.......................................................
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................
INVESTMENT ADVISORY AND OTHER SERVICES......................................
DISTRIBUTION PLAN...........................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................
RETIREMENT PLANS............................................................
PURCHASE OF SHARES..........................................................
REDEMPTION OF SHARES........................................................
COMPUTATION OF NET ASSET VALUE..............................................
TAXATION....................................................................
INVESTMENT PERFORMANCE INFORMATION..........................................
DESCRIPTION OF THE FUND'S SHARES............................................
FINANCIAL STATEMENTS........................................................
APPENDIX A........................................................APPENDIX-1



                            GENERAL INFORMATION

        The Fund is a diversified, open-end, management investment company. The Fund was organized as a business trust under the laws of the State of Delaware on May 18, 1999.

                      INVESTMENT STRATEGIES AND RISKS

        The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

CONVERTIBLE SECURITIES

        The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The use of convertible securities will allow the Fund to have greater exposure to the telecommunications companies that have superior growth characteristics than traditional public utility companies. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's Rating Service ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities.

        Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

        In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

        The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

        The Fund may invest up to 25% of its assets in low rated and unrated corporate debt securities (often referred to as "junk bonds"), although the Fund does not expect to invest more than 10% of its assets in such securities. Corporate debt securities which are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

        The ratings of Moody's Investors Service, Inc. and Standard & Poor's Rating Service generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Bond Ratings."

        As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

INVESTMENTS IN WARRANTS AND RIGHTS

        Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

        The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) but will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

        Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENT IN ILLIQUID SECURITIES

        The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity.

CORPORATE REORGANIZATIONS

        In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

        In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES & FORWARD COMMITMENTS

        The Fund is authorized to buy and sell when issued securities as an additional investment strategy in furtherance of its investment objectives.

        In utilizing this strategy, the Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

        Securities purchased under a forward commitment are subject to market fluctuation and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid securities with its custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

REPURCHASE AGREEMENTS

        The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

        The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 15% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

BORROWING

        The Fund may borrow money (1) for short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) from banks for temporary or emergency purposes, including the meeting of redemption requests. Borrowing for any purpose (including redemptions) may not, in the aggregate, exceed 15% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time the borrowing is made. The Fund will not purchase any portfolio securities at any time its borrowings exceed 5% of its assets. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

SHORT SALES

        The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales. However, short sales "against the box" are not subject to any limitation.

        The Fund may make a short sale both to obtain capital appreciation and to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

        To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the Fund's custodian, State Street Bank and Trust Company ("State Street"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

OPTIONS

        The Fund may, from time to time, purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

        A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

        If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

        The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

        An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

        In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

        The Fund may write put and call options on stock indexes for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

        Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

        Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

        The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

        Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

LENDING OF PORTFOLIO SECURITIES

        The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets. The Fund, however, currently intends to limit the value of all loaned securities to no more than 5% of the Fund's total assets.

        The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

        A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

        When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

        The Fund has authorized the Adviser to enter into futures contracts that are traded on a U.S. exchange or board of trade, provided, however, that, other than to close an existing position, the Fund will not enter into futures contacts for which the aggregate initial margins and premiums would exceed 5% of the fair market value of the Fund's assets. Although the Fund has no current intention of using options on futures contracts, the Fund may at some future date authorize the Adviser to enter into options on futures contracts, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

        A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

        No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

        An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

        As noted above, the Fund may authorize the Adviser to use such instruments depending upon market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter into futures contracts or options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

        The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.


                          INVESTMENT RESTRICTIONS

        The Fund's investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

        (1) Purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

        (2) Invest more than 25% of the value of its total assets in any particular industry other than the utilities industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or its instrumentalities);

        (3) Make loans of its assets except for: (a) purchasing private or publicly distributed debt obligations, (b) engaging in repurchase agreements as set forth in the Prospectus, and (c) lending its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus;

        (4) Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

        (5) Issue senior securities, except to the extent permitted by applicable law;

        (6) Borrow money, except subject to the restrictions set forth in the prospectus;

        (7) Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (5) above, not more than 30% of the assets of the Fund (not including amounts borrowed) may be used as collateral and except for collateral arrangements with respect to options, futures, hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

        (8) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

        (9) Purchase or sell commodities or commodity contracts except for bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests;

        (10) Purchase real estate or interests therein, other than mortgage-backed securities and securities of companies that invest in real estate or interests therein; or

        (11) Invest for the purpose of exercising control over management of any company (the Fund does not view efforts to affect management or business decisions of portfolio companies as investing for the purpose of exercising control).


                           TRUSTEES AND OFFICERS

        Under Delaware law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Trustees and principal officers of the Fund, their ages and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Trustees deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.

NAME, ADDRESS, AGE AND                  PRINCIPAL OCCUPATIONS
POSITION(S) WITH FUND                   DURING PAST FIVE YEARS
----------------------                  ----------------------

Mario J. Gabelli,* 57                   Chairman of the Board, Chief Executive
Trustee                                 Officer and Chief Investment
                                        Officer of Gabelli Asset Management
                                        Inc., (since 1999) and Gabelli
                                        Funds, LLC, Director or Trustee and
                                        Officer of various other investment
                                        companies advised by Gabelli Funds,
                                        LLC and its affiliates; Chairman of
                                        the Board and Chief Executive
                                        Officer of Lynch Corporation
                                        (diversified manufacturing and
                                        communications services company)
                                        and Director of East/West
                                        Communications Inc.

Anthony J. Colavita, 64                 President and Attorney at Law in the
Trustee                                 law firm of Anthony J. Colavita,
                                        P.C. since 1961; Director or
                                        Trustee of various other mutual
                                        funds advised by Gabelli Funds, LLC
                                        and its affiliates.

Vincent D. Enright, 56                  Former Senior Vice President and Chief
Trustee                                 Financial Officer of KeySpan Energy
                                        Corporation; Director or Trustee of
                                        various other investment companies
                                        managed by Gabelli Funds, LLC and
                                        its affiliates

Werner J. Roeder, M.D., 58              Director of Surgery, Lawrence Hospital,
Trustee                                 and practicing private physician.
                                        Director or Trustee of various
                                        other mutual funds advised by
                                        Gabelli Funds, LLC and its
                                        affiliates.

Karl Otto Pohl,*+ 69                    Member of the Shareholder Committee
Trustee                                 of Sal Oppenheim Jr. & Cie (private
                                        investment bank); Director of
                                        Gabelli Asset Management Inc.,
                                        (investment management), Zurich
                                        Allied (insurance), and TrizecHahn
                                        Corp.; Former President of the
                                        Deutsche Bundesbank and Chairman of
                                        its Central Bank Council from 1980
                                        through 1991; Director or Trustee
                                        of all other mutual funds advised
                                        by Gabelli Funds, LLC and its
                                        affiliates.

Bruce N. Alpert, 47                     Executive Vice President and Chief
Vice President and Treasurer            Operating Officer of the Adviser;
                                        President and Director of Gabelli
                                        Advisers, Inc. and an Officer of
                                        all funds advised by Gabelli Funds,
                                        LLC and its affiliates.

James E. McKee, 35                      Vice President and General Counsel
Secretary                               of the Adviser; Vice President and
                                        General Counsel of GAMCO Investors,
                                        Inc. since 1993; Secretary of all
                                        funds advised by Gabelli Funds, LLC
                                        and Gabelli Advisers, Inc. since
                                        August 1995.

----------------
+    Mr. Pohl is a director of the parent company of the Adviser.

        No director, officer or employee of the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of their affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting.


                             COMPENSATION TABLE
                             ------------------

----------------------------------------------------------------------------------------------
             (1)                            (2)                            (3)

                                                                    TOTAL COMPENSATION
                                  AGGREGATE COMPENSATION         FROM REGISTRANT AND FUND
                                    FROM REGISTRANT FOR          COMPLEX PAID TO TRUSTEES
   NAME OF PERSON, POSITION            FISCAL YEAR*                 FOR CALENDAR YEAR**
----------------------------------------------------------------------------------------------

Mario J. Gabelli                          $    0                     $      0   (14)
Trustee

Anthony J. Colavita                       $2,000                     $ 84,000   (14)
Trustee

Vincent D. Enright                        $2,000                     $ 20,000    (4)
Trustee

Karl Otto Pohl                            $2,000                     $104,466   (16)
Trustee
Werner J. Roeder                          $2,000                     $ 27,500    (8)
Trustee
--------------
*       Since the Fund has not began operations, this column represents the estimated compensation to be paid to such persons for the year ended December 31, 1999.

** The total compensation paid to such persons during the calendar year ending December 31, 1998 by investment companies, from which such person receives compensation that are part of the same Fund complex as the Fund, because they have common or affiliated investment advisers, and estimated compensation to be paid to such person by the Fund, as if the Fund had been in existence. The number in parentheses represents the number of such investment companies (including the Fund).


                 CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        As of the date of this Registration Statement, no person owned of record or beneficially 5% or more of the Fund's outstanding shares.


                   INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

        The Adviser is a New York limited liability company which also serves as an investment adviser to 12 other open-end investment companies, and 3 closed-end investment companies with aggregate assets in excess of $7.2 billion as of December 31, 1998. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $7.1 billion under its management as of December 31, 1998; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $400 million as of December 31, 1998; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $146 million as of December 31, 1998; and Gabelli Fixed Income LLC acts as investment adviser for the Treasurer's Funds and separate accounts having assets under management of approximately $1.5 billion as of December 31, 1998.

        Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

        Pursuant to an Investment Advisory Contract, which was approved by the Trustees of the Fund at a meeting held on May 19, 1999 (the "Contract"), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund.

        Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.

        The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as Adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

        By its terms, the Contract will remain in effect for a period of two years and thereafter from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

SUB-ADMINISTRATOR

        First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation which is located at Exchange Place, Boston, Massachusetts 02109, serves as Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

        For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - .0275%; $10 billion to $15 billion
- .0125%; over $15 billion - .001%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

COUNSEL

        Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS

        Ernst & Young LLP, independent auditors, have been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

        To implement the Fund's 12b-1 Plans, the Fund has entered into a Distribution Agreement with the Gabelli & Company, Inc., a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580. The Distributor continuously solicits offers for the purchase of shares of the Fund on a best efforts basis.


                             DISTRIBUTION PLAN

        The Fund has adopted a Plan of Distribution (a "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A Shares, the Class B Shares and the Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not solely dependent on distribution expenses actually incurred by the Distributor.

        Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Trustees"). No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees periodic reports of amounts expanded under such Plan and the purpose for which expenditures were made. The Plans compensate the Distributor regardless of expenses.

        No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements.


                    PORTFOLIO TRANSACTIONS AND BROKERAGE

        Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups.

        When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers which furnish brokerage or research services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. The commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such greater commission is reasonable in relation to the value of the additional brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its advisory affiliates to the accounts over which they exercise investment discretion. Since it is not feasible to do so, the Adviser need not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

        Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

        Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided.

        The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Board of Trustees has adopted "Procedures" which provide that commissions paid to Gabelli & Company on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price and contains a schedule setting forth maximum commission charges for such transactions designed to reflect that standard. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent" Trustees, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli & Company are also required to furnish reports and maintain records in connection with such reviews.

        To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to Gabelli & Company. Pursuant to an agreement with the Fund, Gabelli & Company pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions. The compensation realized by Gabelli & Company for its brokerage services is subject to the approval of the Board, including its "independent" Trustees, who must approve the continuance of the arrangement at least annually. Commissions paid by the Fund pursuant to the arrangement may not exceed the commission level specified by the Procedures described above. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.


                              RETIREMENT PLANS

        Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans.

        Investors may be eligible to make contributions to another type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Code. Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

        Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.


                             PURCHASE OF SHARES

        Shares of the Fund may be purchased through registered broker-dealers. Certain broker-dealers may charge the investor a fee for their services. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account.


                            REDEMPTION OF SHARES

        Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Computation of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

        Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of such shareholder are not sufficient to cover such loss, the Distributor will promptly reimburse the Fund for the amount of such unrecovered loss.


                       COMPUTATION OF NET ASSET VALUE

        Net asset value is calculated separately for each class of the Fund. The net asset value of Class B Shares and Class C Shares of the Fund will generally be lower than the net asset value of Class A Shares or Class AAA Shares as a result of the larger distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

        For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on a market subject to governmental regulation on which trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal market for such security on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

        All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a dealer maintaining an active market in such security.

        Debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the latest bid price obtainable from a dealer which maintains an active market in the security until the maturity of the instrument is 60 days or less when it will be valued as if purchased at the valuation established as of the 61st day of its maturity. Listed debt securities which are actively traded on a securities exchange may also be valued at the last sale price in lieu of the quoted bid price of a dealer. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.


                                  TAXATION

GENERAL

        Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

        The Fund intends to qualify and to elect to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

        As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

        A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS

        Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

        Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

        Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

        Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

        To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

FOREIGN TAXES

        The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund's shareholders.

DISPOSITIONS

        Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

BACKUP WITHHOLDING

        The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

        Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisors regarding federal, state, local and foreign tax considerations.

FUND INVESTMENTS

        Options, Futures and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

        Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

        Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, any excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

        The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one election currently available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC, on a current basis, whether or not distributions were received from the PFIC in a given year. Under another election, the Fund would be required to mark to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as realized and such gains would be required to be reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If either one of these elections were made the special rules, discussed above, relating to the taxation of excess distributions would not apply.

        Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.


                     INVESTMENT PERFORMANCE INFORMATION

        The investment performance of the Fund quoted in advertising or sales literature for the sale of its shares will be calculated on a total return basis which assumes the reinvestment of all dividends and distributions. Total return is computed by comparing the value of an assumed investment in Fund shares at the offering price in effect at the beginning of the period shown with the redemption price of the same investment at the end of the period (including share(s) accrued thereon by the reinvestment of dividends and distributions). Performance quotations given as a percentage will be derived by dividing the amount of such total return by the amount of the assumed investment. When the period shown is greater than one year, the result is referred to as cumulative performance or cumulative total return.

        Performance quotations will ordinarily be accompanied by the average annual total return of the Fund for the past ten years as well as its total return for the past five years and for the twelve months as of the end of the most recent calendar quarter. Quotations of average annual total return for periods greater than one year will be the compounded annual rate of return which equates to the result of the previously described calculation of cumulative total return.

The formula for computing the annual rate of total return is:

                         P (1 + T) n  = ERV

P = Investment at the beginning of the period.
T = Compounded annual rate of total return.
n = Number of years.
ERV = Redemption value of the same investment at the end of the period assuming the reinvestment of all dividends and distributions.

Investors are cautioned that past results are not necessarily representative of future results; that investment returns and principal value will fluctuate; that investment performance is primarily a function of portfolio management (which is affected by the economic and market environment as well as the volatility of portfolio investments) and operating expenses; and that performance information, such as that described above, may not provide a valid basis of comparison with other investments and investment companies using a different method of computing performance data.


                      DESCRIPTION OF THE FUND'S SHARES

        The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.001 per share). The Fund's shares have no preemptive or conversion rights.

VOTING RIGHTS

        Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of more than 662/3 of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemption from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or (ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund intends to continue indefinitely.

LIABILITIES; SEPARATE SERIES OF SHARES

        The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment recovered thereon.

        The Fund reserves the right to create and issue any number of series and classes of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve management agreements, changes in investment policies and other matters affecting only that series and requiring shareholder approval under the 1940 Act or other applicable law, but shares of all series would vote together in the election or selection of Trustees and accountants and other matters affecting all series and classes in the same manner. Upon liquidation of the Fund, shareholders of each series would be entitled to share pro rata (in accordance with net asset value per share) in the net assets of their respective series, available for distribution to shareholders.





THE GABELLI FAMILY
OF FUNDS



OWNER'S MANUAL
  AAA CLASS -
 NO-LOAD CLASS




THE INFORMATION CONTAINED IN THE OWNER'S MANUAL IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY CONSIDERED PART OF, THE PROSPECTUSES FOR THE GABELLI FAMILY OF FUNDS. THE OWNER'S MANUAL MUST BE PRECEDED OR ACCOMPANIED BY A GABELLI FUNDS PROSPECTUS.




OWNER'S MANUAL
TABLE OF CONTENTS

         PURCHASING SHARES

         3    Instructions for Opening or Adding to an Account

         4    Telephone Investment Plan

         4    Automatic Investment Plan

         4    Retirement Plans

         4    Minimum Investments

         5    Dividends and Distributions

         SELLING SHARES

         5    Instructions for Selling Shares

         5    By Bank Wire or Check via Telephone

         5    By Bank Wire or Check via Mail

         6    General Policies on Selling Shares

         6    Signature Guarantees

         6    Verifying Telephone Redemptions

         6    Redemptions Within 15 Days of Investment

         6    Refusal of Redemption Request

         6    Closing of Small Accounts

         6    Undeliverable Distribution Checks

         EXCHANGING SHARES

         7    Instructions for Exchanging Shares

         PRICING OF FUND SHARES

         7    How NAV is Calculated





PURCHASING SHARES

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

PURCHASES THROUGH BROKERS/DEALERS:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Your should state specifically which class of shares you are buying. For all other purchases directly with the Fund, follow the instructions below.

PURCHASES DIRECTLY FROM THE FUND:

All investments made by regular mail or personal delivery, whether initial or subsequent, should be sent to:

         BY REGULAR MAIL            BY OVERNIGHT DELIVERY
         ---------------            ---------------------
         The Gabelli Funds          The Gabelli Funds
         PO Box 8308                c/o BFDS Building, 6th Floor
         Boston, MA 02266-8308      Two Heritage Drive
                                    Quincy, MA 02171

For Initial Investment:
1.   Carefully read and complete the application.
2.   Make check, bank draft or money order payable to "[name of Fund]."
3.   Mail or deliver application and payment to the address above.

For Subsequent Investments:
1.   Make check, bank draft or money order payable to "[name of Fund]."
2.   Provide the exact name and number of your account.
3.   Mail or deliver payment to the address above.

BY WIRE TRANSFER

For Initial Investment:
Call 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Promptly mail the completed application to the address shown above for regular mail, and

For Initial and Subsequent Investments:
Instruct your bank to wire transfer your investment to:

     STATE STREET BANK AND TRUST COMPANY
     ABA #011-0000-28 REF DDA# 9904-6187
     ATTN: SHAREHOLDER SERVICES
     RE: [FUND NAME]
     A/C#___________________________
     YOUR NAME ______________________
     225 FRANKLIN STREET, BOSTON, MA 02110

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.



QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE



PURCHASING SHARES (CONTINUED)


You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time upon 60 days notice to shareholders.


TELEPHONE INVESTMENT PLAN

You may purchase additional shares of the Funds by telephone as long as your bank is a member of the Automated Clearing House (ACH) system. You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent.

There is a minimum of $100 for each telephone investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365.

AUTOMATIC INVESTMENT PLAN

You can make automatic monthly investments in the Funds. Details about this plan can be obtained from the Distributor on a separate application by calling 1-800-GABELLI (800-422-3554).

RETIREMENT PLANS

You can invest in various types of retirement plans through the Fund. Details about these plans can be obtained from the Distributor on a separate application by calling 1-800-GABELLI (800-422-3554).


MINIMUM INVESTMENTS

You may purchase Funds through the Distributor or participating organizations, which may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.

                                           MINIMUM
                                           INITIAL            MINIMUM
    ACCOUNT TYPE                          INVESTMENT         SUBSEQUENT

    Regular (non-retirement)                $ 1,000            $   0

    Retirement (IRA)
      Traditional IRA                       $ 1,000            $   0
      Roth IRA                              $ 1,000            $   0
      Spousal IRA                           $   250            $   0
      Education IRA                         $   250            $   0

      Automatic Investment Plan             $     0            $ 100

      Telephone Investment Plan             $   100            $ 100


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted. Your purchase of shares will be effective on the same business day if the Fund's transfer agent receives your order by 4:00 p.m. (12 noon for a money market fund), and receives Federal funds by 4:00 p.m., eastern time. Otherwise, your purchase will be effective on the next business day. (See "Pricing of Fund Shares.") Shares are held on account for you unless you specify in writing that you would like to receive a stock certificate (certificates are not available for money market funds). We can only issue a certificate for whole shares.

The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund may waive its minimum purchase requirement.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise.


SELLING SHARES

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares.

WITHDRAWING MONEY FROM YOUR INVESTMENT

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. See section on "General Policies on Selling Shares" below.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly or annual basis. You can obtain details from the Distributor.


INSTRUCTIONS FOR SELLING SHARES

The Fund accepts telephone requests for redemptions of unissued shares.

BY BANK WIRE OR CHECK VIA TELEPHONE

1. Call 1-800-GABELLI (1-800-422-3554) with your account number, the amount of the redemption and instructions as to how you wish to receive your funds.

2. If you are unable to reach the Fund by telephone, you may telecopy your redemption request to the Fund at 914-921-____.

NOTE: If you call by 4:00 p.m., eastern time, your payment will normally be wired to your bank on the following business day. (For Money Market Funds:
If you call before 12:00 noon, eastern time, your payment will be wired to your bank on that day.) If you call after that time, your payment will be wired to your bank on the next business day. If you request your wire redemption by telephone, it must be at least $1,000. Your bank may charge a fee for incoming wires.

BY BANK WIRE OR CHECK VIA MAIL

Submit a redemption request to the Fund. Redemption requests may be made by letter to the Transfer Agent. You must specify the name of the Fund, the dollar amount or number of shares you wish to redeem and the account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for most requests.


SELLING SHARES (CONTINUED)

GENERAL POLICIES ON SELLING SHARES

SIGNATURE GUARANTEES

Signature guarantees are required on redemption requests for the following:

     o  The check is not being mailed to the address on your account

     o  The check is not being made payable to the owner of the account

     o The redemption proceeds are being transferred to another person's Fund account.

A signature guarantee can be obtained from most banks and securities dealers. Notarized signatures are not considered a signature guarantee.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. If appropriate precautions have not been taken, the Fund may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT

When you have made an investment by check or through the automatic investment plan, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

REDEMPTION IN KIND

The Fund reserves the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account (other than an IRA) falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE DISTRIBUTION CHECKS

If distribution checks (1) are returned and marked as "undeliverable" or
(2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund at the then current net asset value.


QUESTIONS?
CALL 1-800-GABELLI
OR YOUR INVESTMENT REPRESENTATIVE


EXCHANGING SHARES

You can exchange your shares in one Fund for shares of the same class of another Fund managed by Gabelli Funds, LLC, or its affiliates, usually without paying additional sales charges (see "Notes" below).

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable transactions.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to The Gabelli Funds, PO Box 8308, Boston, MA 02266-8308 or by calling 1-800-GABELLI
(1-800-422-3554).

Please provide the following information:

      o  Your name and telephone number

      o  The exact name on your account and account number

      o Taxpayer identification number (usually your Social Security number)

      o  Dollar value or number of shares to be exchanged

      o  The names of the Funds from/into which the exchange is to be made

See "Selling Shares" for important information about telephone transactions.

NOTES ON EXCHANGES

      o When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

      o The registration and tax identification numbers of the two accounts must be identical.

      o This exchange privilege may be changed or eliminated at any time upon a 60-day notice to shareholders.

      o Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.


PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                   NAV =

                         TOTAL ASSETS - LIABILITIES
                         --------------------------
                              Number of Shares
                                Outstanding


You can find the Fund's NAV daily in the Wall Street Journal and other newspapers, or by calling 1-800-GABELLI (800-422-3554).

A Fund's net asset value, or NAV, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m., eastern time, on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

Fund securities are valued as of the close of trading on the primary exchange on which they trade. Fund securities are generally valued at current market prices. If market quotations are not available, prices will be based on the average of the latest bid and asked quotations for such securities prior to the valuation time, or the latest bid price if asked prices are not available. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, which the Board of Directors believes represents fair value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a Fund does not compute its NAV. This could cause the value of a Fund's portfolio investments to be affected on days when you cannot buy or sell shares.